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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
CNA Surety Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

March 21, 2008
NOTICE TO CNA SURETY SHAREHOLDERS
The date of the Company’s Annual meeting is Thursday, April 24, 2008. The Company’s proxy statement incorrectly states that the meeting is Tuesday, April 24, 2008.
First paragraph on Notice of Annual Meeting of Shareholders page.
First Paragraph on Introduction page.
Enid Tanenhaus
Corporate Secretary

CNA SURETY CORPORATION 333 S. Wabash 41 Floor Chicago, Illinois 60604 (312) 822-5000 Notice of Annual Meeting of Shareholders on April 24, 2008 NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNA Surety Corporation (the “Company”) will be held at 333 S. Wabash, 41 Floor Chicago, IL 60604 on Thursday, April 24, 2008, at 9:00 a.m. CDT. The Board of Directors has fixed the close of business on March 3, 2008, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to fill in, date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. THIS IS YOUR PROXY. YOUR VOTE IS VERY IMPORTANT. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF CNA SURETY April 24, 2008 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. —— —— 20730000000000000000 5 042408 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. To ratify the Audit Committee’s appointment of the Company’s independent registered public accounting firm, Deloitte & NOMINEES: Touche, for fiscal year 2008. FOR ALL NOMINEES O Philip H. Britt O James R. Lewis 3. To transact such other business as may properly come before the meeting or WITHHOLD AUTHORITY O Robert Tinstman any adjournment or adjournments thereof. FOR ALL NOMINEES O John F. Welch O David B. Edelson THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFIC FOR ALL EXCEPT O D. Craig Mense DIRECTIONS ABOVE. IF THE PROXY IS SIGNED AND RETURNED WITHOUT (See instructions below) O Anthony S. Cleberg SUCH DIRECTIONS, IT WILL BE VOTED FOR ALL PROPOSALS. IMPORTANT: PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE POSTPAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU MAY VOTE IN PERSON OF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY. INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.